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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2000
                                                           --------------


                               Chase Funding, Inc.
                 -----------------------------------------------
                 (Exact name of registrant specified in Charter)

    New York                     333-64131                 13-3840732
 ---------------                -----------           ------------------
 (State or other                (Commission              (IRS Employer
 jurisdiction of                File Number)          Identification No.)
 incorporation)

                       300 Tice Boulevard
                        Woodcliff Lake, NJ                  07675
             ----------------------------------------      --------
             (Address of principal executive offices)      Zip Code

           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
         -------------------------------------------------------------
         (Former name and former address, if changed since last report)




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ITEM 5.           Other Events

                  Acquisition or Disposition of Assets: General

                  On June 23, 2000, Chase Funding, Inc. issued its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2000-2, such series representing interests in a pool of fixed rate and adjustable rate sub-prime one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated March 20, 2000, as supplemented by the prospectus supplement dated June 21, 2000 (together, the "Prospectus").

                  The Group I Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates, the Class IA-5 Certificates and the Class IA-6 Certificates, the Class IM-1 Certificates, the Class IM-2 Certificates and the Class IB Certificates. The Group II Certificates consist of the Class IIA-1 Certificates, the Class IIM-1 Certificates, the Class IIM-2 Certificates and the Class IIB Certificates.

                  The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus. The Mortgage Pool is divided into two separate groups of Mortgage Loans based on whether the interest rate for the related Mortgage Loan is fixed or adjustable. The Group I Certificates represent an undivided ownership interest in the Fixed Rate Mortgage Loans and the Group II Certificates represent an undivided interest in the Adjustable Rate Mortgage Loans.

                  Attached as Exhibit 99 are tables which reflect certain statistical data regarding the final Mortgage Pool. The attached tables describe the Mortgage Loans and the related Mortgaged Properties as of the later of the Cut-off Date or the origination date of the Mortgage Loan, as applicable.

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ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.             Description
------------------      ------------
(4)                     Pooling and Servicing Agreement among Chase
                        Funding, Inc., Chase Manhattan Mortgage
                        Corporation, Advanta Mortgage Corp. USA and
                        Citibank, N.A., as trustee, dated as of June 1, 2000, for Chase Funding Mortgage Loan Asset-Backed
                        Certificates, Series 2000-2.

(99) Statistical information regarding the Mortgage Loans and the related Mortgaged Properties.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHASE FUNDING, INC.


Date:    June 27, 2000
                                            By:      /s/ Eileen A. Lindblom
                                                     -------------------------
                                            Name:    Eileen A. Lindblom
                                            Title:   Vice President

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                                INDEX TO EXHIBITS
                                -----------------



Exhibit No.                 Description
-----------                 -----------
   (4)                      Pooling and Servicing Agreement among Chase
                            Funding, Inc., Chase Manhattan Mortgage
                            Corporation, Advanta Mortgage Corp. USA
                            and Citibank, N.A., as trustee, dated as of June
                            1, 2000, for Chase Funding Mortgage Loan
                            Asset-Backed Certificates, Series 2000-2.
   (99)                     Statistical information regarding the Mortgage
                            Loans and the related Mortgaged Properties.


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